EXHIBIT 99(a)(1)


                     [LETTERHEAD OF CITICORP MORTGAGE, INC.]




                              OFFICER'S CERTIFICATE
                         ANNUAL STATEMENT OF COMPLIANCE

                       Citicorp Mortgage Securities, Inc.
                         REMIC Pass-Through Certificates
                              Per The Attached List
                              ---------------------




      Patsy M. Barker, Vice President of Citicorp Mortgage, Inc. ("CMI"), and William S. Felts, Vice President of Citicorp Mortgage, Inc. ("CMI") pursuant to the Subservicing Agreements (the "Subservicing Agreements") under which Citicorp Mortgage Securities, Inc. has delegated duties required to be performed by it under the Pooling and Servicing Agreements (the "Pooling Agreements") relating to the above-referenced Certificates to CMI, hereby certify that:


               (A) A review of the activities of CMI during the preceding calendar year and of its performance as subservicer under the Subservicing Agreements and Pooling Agreements has been made under my supervision; and

               (B) To the best of my knowledge, based on such review, CMI has fulfilled all of its obligations as subservicer under the Subservicing Agreements and Pooling Agreements throughout the preceding calendar year.


      IN WITNESS WHEREOF, I have executed this Certificate as of March 30,
2000.



                                               By:/s/ Patsy M. Barker
                                                  ----------------------
                                               Name:  Patsy M. Barker
                                               Title: Vice President


                                               By:/s/ William S. Felts
                                                  ----------------------
                                               Name:  William S. Felts
                                               Title: Vice President

                                                                       Exhibit I

               CITICORP MORTGAGE SECURITIES, INC. AND SUBSIDIARIES
               (An Indirect Wholly Owned Subsidiary of Citigroup)
                       Mortgage Pass-Through Certificates
                               December 31, 1999

Citibank, N.A.                                                  Series 1983-B
Citibank, N.A.                                                  Series 1985-K
Citibank, N.A.                                                  Series 1986-J
Citibank, N.A.                                                  Series 1986-P
Citibank, N.A.                                                  Series 1986-S
Citibank, N.A.                                                  Series 1987-A
Citibank, N.A.                                                  Series 1987-B
Citibank, N.A.                                                  Series 1987-D
Citibank, N.A.                                                  Series 1987-F
Citibank, N.A.                                                  Series 1989Co/op

Citicorp Mortgage Securities, Inc.                              Series 1987-1
Citicorp Mortgage Securities, Inc.                              Series 1987-3
Citicorp Mortgage Securities, Inc.                              Series 1987-10

Citicorp Mortgage Securities, Inc.
          Citibank, N.A.                                        Series 1987-13A

Citicorp Mortgage Securities, Inc.
     Citibank, N.A.                                             Series 1987-20A

Citicorp Mortgage Securities Inc.
     Citicorp Mortgage, Inc.                                    Series 1988-1A

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1988-6A
     Citibank, N.A.                                             Series 1988-6B

Citicorp Mortgage Securities, Inc.                              Series 1988-8

Citicorp Mortgage Securities, Inc.                              Series 1988-11

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1988-13A
     Citibank, N.A.                                             Series 1988-13B
     Citicorp Savings of Illinois, A Federal S&L Assoc.         Series 1988-13C

                                                                Exhibit I Cont.


Citicorp Mortgage Securities, Inc.                              Series 1988-15

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1988-16A
     Citibank, N.A.                                             Series 1988-16B
     Citicorp Savings of Florida, A Federal S&L Assoc.          Series 1988-16C

Citicorp Mortgage Securities, Inc.                              Series 1988-17

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1988-18A
     Citibank, N.A.                                             Series 1988-18B

Citicorp Mortgage Securities, Inc.                              Series 1988-20

Citicorp Mortgage Securities, Inc.                              Series 1989-1

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1989-5A
     Citibank, N.A.                                             Series 1989-5B

Citicorp Mortgage Securities, Inc.                              Series 1989-6

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1989-8A
     Citibank, N.A.                                             Series 1989-8B

Citicorp Mortgage Securities, Inc.                              Series 1989-9

Citicorp Mortgage Securities, Inc.                              Series 1989-12

Citicorp Mortgage Securities, Inc.                              Series 1989-13

Citicorp Mortgage Securities,Inc.                               Series 1989-16

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1989-A1
     Citibank, N.A.                                             Series 1989-A2
     Citicorp Savings of Florida, A Federal S&L Assoc.          Series 1989-A3

                                                                Exhibit I Cont.


     Citicorp Savings of Illinois, A Federal S&L Assoc.         Series 1989-A4

Citicorp Mortgage Securities, Inc.                              Series 1989-19

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1989-C1
     Citibank, N.A.                                             Series 1989-C2
     Citicorp Savings of Illinois, A Federal S&L Assoc.         Series 1989-C3
     Citicorp Savings of California, A Federal S&L Assoc.       Series 1989-C4


Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1989-D1
     Citibank, N.A.                                             Series 1989-D2
     Citicorp Savings of California, A Federal S&L Assoc.       Series 1989-D3

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-5A
     Citibank, N.A.                                             Series 1990-5B
     Citibank, Federal Savings Bank                             Series 1990-5C

Citibank Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-7A
     Citibank, N.A.                                             Series 1990-7B
     Citibank, Federal Savings Bank                             Series 1990-7C
     Citibank, Federal Savings Bank                             Series 1990-7D

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-8A
     Citibank, N.A.                                             Series 1990-8B
     Citibank, Federal Savings Bank                             Series 1990-8C
     Citibank, Federal Savings Bank                             Series 1990-8D

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-9A
     Citibank, N.A.                                             Series 1990-9B
     Citibank, Federal Savings Bank                             Series 1990-9C
     Citibank, Federal Savings Bank                             Series 1990-9D

Citicorp Mortgage Securities, Inc.

                                                                Exhibit I Cont.

     Citicorp Mortgage, Inc.                                    Series 1990-11A
     Citibank, N.A.                                             Series 1990-11B
     Citibank, Federal Savings Bank                             Series 1990-11C
     Citibank, Federal Savings Bank                             Series 1990-11D
     Citibank, Federal Savings Bank                             Series 1990-11E

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-12A
     Citibank, N.A.                                             Series 1990-12B
     Citibank, Federal Savings Bank                             Series 1990-12C

Citicorp Mortgage Securities, Inc.                              Series 1990-14
Citicorp Mortgage Securities, Inc.                              Series 1990-16
Citicorp Mortgage Securities, Inc.                              Series 1990-17
Citicorp Mortgage Securities, Inc.                              Series 1990-18

Citicorp Mortgage Securities, Inc.
     Citicorp Mortgage, Inc.                                    Series 1990-B1
     Citibank, N.A.                                             Series 1990-B2
     Citibank, Federal Savings Bank                             Series 1990-B3

Citicorp Mortgage Trust III
     Citicorp Mortgage, Inc.                                    Series 1990-IIIA
     Citibank, N.A.                                             Series 1990-IIIB
     Citicorp Savings of California, A Federal S&L Assoc.       Series 1990-IIIC

Citicorp Mortgage Trust IV
     Citicorp Mortgage, Inc.                                    Series 1990-IVA
     Citibank, N.A.                                             Series 1990-IVB
     Citibank, Federal Savings Bank                             Series 1990-IVC
     Citibank, Federal Savings Bank                             Series 1990-IVD
     Citibank, Federal Savings Bank                             Series 1990-IVE

Citicorp Mortgage Securities, Inc.                              Series 1991-4
Citicorp Mortgage Securities, Inc.                              Series 1991-5
Citicorp Mortgage Securities, Inc.                              Series 1991-6
Citicorp Mortgage Securities, Inc.                              Series 1991-7
Citicorp Mortgage Securities, Inc.                              Series 1991-9
Citicorp Mortgage Securities, Inc.                              Series 1991-13

                                                                Exhibit I Cont.

Citicorp Mortgage Securities, Inc.                              Series 1991-14
Citicorp Mortgage Securities, Inc.                              Series 1991-16
Citicorp Mortgage Securities, Inc.                              Series 1991-17

Citicorp Mortgage Securities, Inc.                              Series 1991-A

Citicorp Mortgage Securities, Inc.                              Series 1992-1
Citicorp Mortgage Securities, Inc.                              Series 1992-3
Citicorp Mortgage Securities, Inc.                              Series 1992-4
Citicorp Mortgage Securities, Inc.                              Series 1992-5
Citicorp Mortgage Securities, Inc.                              Series 1992-7
Citicorp Mortgage Securities, Inc.                              Series 1992-8
Citicorp Mortgage Securities, Inc.                              Series 1992-9
Citicorp Mortgage Securities, Inc.                              Series 1992-10
Citicorp Mortgage Securities, Inc.                              Series 1992-11
Citicorp Mortgage Securities, Inc.                              Series 1992-12
Citicorp Mortgage Securities, Inc.                              Series 1992-13
Citicorp Mortgage Securities, Inc.                              Series 1992-14
Citicorp Mortgage Securities, Inc.                              Series 1992-15
Citicorp Mortgage Securities, Inc.                              Series 1992-16
Citicorp Mortgage Securities, Inc.                              Series 1992-17
Citicorp Mortgage Securities, Inc.                              Series 1992-18
Citicorp Mortgage Securities, Inc.                              Series 1992-19
Citicorp Mortgage Securities, Inc.                              Series 1992-20

Citicorp Mortgage Securities, Inc.                              Series 1993-1
Citicorp Mortgage Securities, Inc.                              Series 1993-2
Citicorp Mortgage Securities, Inc.                              Series 1993-3
Citicorp Mortgage Securities, Inc.                              Series 1993-4
Citicorp Mortgage Securities, Inc.                              Series 1993-5
Citicorp Mortgage Securities, Inc.                              Series 1993-6
Citicorp Mortgage Securities, Inc.                              Series 1993-7
Citicorp Mortgage Securities, Inc.                              Series 1993-8
Citicorp Mortgage Securities, Inc.                              Series 1993-9
Citicorp Mortgage Securities, Inc.                              Series 1993-10
Citicorp Mortgage Securities, Inc.                              Series 1993-11
Citicorp Mortgage Securities, Inc.                              Series 1993-12
Citicorp Mortgage Securities, Inc.                              Series 1993-13
Citicorp Mortgage Securities, Inc.                              Series 1993-14

                                                                Exhibit I Cont.

Citicorp Mortgage Securities, Inc.                              Series 1994-1
Citicorp Mortgage Securities, Inc.                              Series 1994-2
Citicorp Mortgage Securities, Inc.                              Series 1994-3
Citicorp Mortgage Securities, Inc.                              Series 1994-4
Citicorp Mortgage Securities, Inc.                              Series 1994-5
Citicorp Mortgage Securities, Inc.                              Series 1994-6
Citicorp Mortgage Securities, Inc.                              Series 1994-7
Citicorp Mortgage Securities, Inc.                              Series 1994-8
Citicorp Mortgage Securities, Inc.                              Series 1994-9
Citicorp Mortgage Securities, Inc.                              Series 1994-10
Citicorp Mortgage Securities, Inc.                              Series 1994-11
Citicorp Mortgage Securities, Inc.                              Series 1994-12
Citicorp Mortgage Securities, Inc.                              Series 1994-13

Citicorp Mortgage Securities, Inc.                              Series 1995-1
Citicorp Mortgage Securities, Inc.                              Series 1995-2
Citicorp Mortgage Securities, Inc.                              Series 1995-3

Citicorp Mortgage Securities, Inc.                              Series 1996-1

Citicorp Mortgage Securities, Inc.                              Series 1997-1
Citicorp Mortgage Securities, Inc.                              Series 1997-2
Citicorp Mortgage Securities, Inc.                              Series 1997-3
Citicorp Mortgage Securities, Inc.                              Series 1997-4
Citicorp Mortgage Securities, Inc.                              Series 1997-5
Citicorp Mortgage Securities, Inc.                              Series 1997-6
Citicorp Mortgage Securities, Inc.                              Series 1997-7

Citicorp Mortgage Securities, Inc.                              Series 1998-1
Citicorp Mortgage Securities, Inc.                              Series 1998-2
Citicorp Mortgage Securities, Inc.                              Series 1998-3
Citicorp Mortgage Securities, Inc.                              Series 1998-4
Citicorp Mortgage Securities, Inc.                              Series 1998-5
Citicorp Mortgage Securities, Inc.                              Series 1998-6
Citicorp Mortgage Securities, Inc.                              Series 1998-7
Citicorp Mortgage Securities, Inc.                              Series 1998-8
Citicorp Mortgage Securities, Inc.                              Series 1998-9
Citicorp Mortgage Securities, Inc.                              Series 1998-10

Citicorp Mortgage Securities, Inc.                              Series 1999-1

                                                                Exhibit I Cont.

Citicorp Mortgage Securities, Inc.                              Series 1999-2
Citicorp Mortgage Securities, Inc.                              Series 1999-3
Citicorp Mortgage Securities, Inc.                              Series 1999-4
Citicorp Mortgage Securities, Inc.                              Series 1999-5
Citicorp Mortgage Securities, Inc.                              Series 1999-6
Citicorp Mortgage Securities, Inc.                              Series 1999-7
Citicorp Mortgage Securities, Inc.                              Series 1999-8